EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                          Israeloff Trattner & Company
                    Certified Public Accountants, Consultants



                          INDEPENDENT AUDITOR'S CONSENT




We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated December 2, 1999, relating to the financial statements of Acubid.com, Inc. included in the Registration Statement filed on Form 10-SB of Acubid.com, Inc. for the fiscal year ended August 31, 1999.



                                              /s/ Israeloff Trattner & Co.
                                              ----------------------------------
                                                  Israeloff, Trattner & Co. P.C.


Valley Stream, New York
May 11, 2000